UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 20, 2005
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)

     NEW JERSEY                     01-14294                     22-2545165
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    (State or other               (Commission                 (IRS Employer
     jurisdiction of                File No.)                Identification No.)
     incorporation)

   55 UNION BOULEVARD, TOTOWA, NJ                                  07512
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 unde the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events

      On September 20, 2005, the Board of Directors of Greater Community Bancorp (the "Company") approved the merger of two of its subsidiary banks, Bergen Commercial Bank ("BCB") and Rock Community Bank ("RCB"), with and into its third bank subsidiary, Greater Community Bank ("GCB"). GCB will be the surviving bank of the merger. Upon consummation of the merger, GCB will operate the former businesses of BCB and RCB as divisions of GCB under the name of "Bergen Commercial Bank, a division of Greater Community Bank," and "Rock Community Bank, a division of Greater Community Bank".

      The merger has also been approved by the Boards of Directors of all the subsidiary banks. The Company's Board of Directors and executive officers concluded that the merger is in the best interest of depositors, customers, employees and shareholders, and that by merging the three subsidiary banks into one bank, the Company will be able to maximize efficiencies and improve its operating results in the coming years. The Company anticipates that the merger of the entities will be completed by the end of 2005.



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               GREATER COMMUNITY BANCORP
                                     (Registrant)






Date: September 22, 2005       /s/Naqi A. Naqvi
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                               (Signature)
                               Naqi A. Naqvi
                               Senior Vice President and Chief Financial Officer